UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2009 (June 23, 2009)

ACCURAY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33301	20-8370041
(Commission File Number)	(IRS Employer Identification No.)

1310 Chesapeake Terrace
Sunnyvale, California 94089

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (408) 716-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 23, 2009, the Board of Directors of Accuray Incorporated (the “Company”) determined to change the Company’s fiscal year end from the Saturday closest to June 30, to June 30, beginning with fiscal 2010.  Fiscal 2010 will begin on June 28, 2009 and was scheduled to end on July 3, 2010.  Fiscal 2010 will now end on June 30, 2010.  Due to the fact that the new fiscal year end is less than one week from the current fiscal year end (i.e., the Saturday closest to June 30), under the applicable rules of the Securities and Exchange Commission, no transition report is required. Beginning in the first quarter of fiscal 2010, the Company’s fiscal quarters will end on the calendar quarter ends as follows: September 30, December 31 and March 31.  The Company intends to file a Form 10-K for fiscal 2009, ending on June 27, 2009, and a Form 10-Q for the first quarter of fiscal 2010, ending on September 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: June 26, 2009	By:	/s/ Darren J. Milliken
Darren J. Milliken
Senior Vice President, General Counsel & Corporate Secretary